Exhibit 32.1

THANKSGIVING COFFEE COMPANY, INC.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Thanksgiving Coffee Company, Inc. (the “Company”) on Form 10-KSB/A for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, the undersigned Chief Executive Officer of the Company hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(i)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

/s/Paul Katzeff

Chief Executive Officer
January 3, 2006